UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

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☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 240.14a-12

BRIDGELINE DIGITAL, INC.

(Name of Registrant as Specified in its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

100 Sylvan Road, Suite G700

Woburn, Massachusetts 01801

(781) 376-5555

June 21, 2024

Dear Stockholder:

I am pleased to invite you to attend the 2024 Annual Meeting of Stockholders (the “Meeting”) of Bridgeline Digital, Inc. (the “Company”) to be held on July 31, 2024. The Meeting will begin promptly at 9:00 A.M. Eastern Time at the Company’s New York office located at 150 Woodbury Road – 2nd Floor, Woodbury, New York 11797.

As part of our efforts to conserve environmental resources and prevent unnecessary corporate expense, we are once again using the Securities and Exchange Commission’s “Notice and Access” rules to provide proxy materials to you electronically via the Internet. We believe that this process should provide you with a convenient and quick way to access your proxy materials and vote your shares, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about June 21, 2024, we began mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement and other proxy materials, as well as instructions for submitting your vote electronically via the Internet, by mail or by telephone. The Notice also contains instructions on how to receive a paper copy of your proxy materials.

This proxy statement tells you about the agenda and procedures for the Meeting. It also describes how the Board of Directors operates and provides information about those directors who are nominated for re-election at the Meeting. We have also made a copy of our Annual Report on Form 10-K for the year ended September 30, 2023 (“Annual Report”) available with this proxy statement. We encourage you to read our Annual Report, as it includes our audited financial statements and provides information about our business.

I look forward to sharing more information with you about Bridgeline at the Meeting. Whether or not you plan to attend, I encourage you to vote your proxy as soon as possible so that your shares will be represented at the Meeting.

Sincerely,

/s/ Roger Kahn

Roger Kahn

President and Chief Executive Officer

100 Sylvan Road, Suite G700

Woburn, Massachusetts 01801

(781) 376-5555

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 9:00 A.M. Eastern Time on July 31, 2024

To the Stockholders of Bridgeline Digital, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of Bridgeline Digital, Inc., (the “Company”) will be held on July 31, 2024 at 9:00 A.M. Eastern Time at the Company’s New York office located at 150 Woodbury Road – 2nd Floor, Woodbury, New York 11797, to consider and vote on the following matters described under the corresponding numbers in the attached proxy statement:

1.	To elect two (2) director nominees to serve on our Board of Directors for a term of three years;

2.	To hold an advisory vote to approve the compensation of the Company’s named executive officers, as disclosed in the accompanying proxy statement (the “Say-On-Pay” vote);

3.	To ratify the appointment of PKF O’Connor Davies, LLP as the Company’s independent registered public accounting firm for its fiscal year ending September 30, 2024; and

4.	To vote upon such other matters as may properly come before the Meeting or any adjournment or postponement of the Meeting.

We have elected to provide access to our proxy materials primarily over the internet, pursuant to the Securities and Exchange Commission’s “Notice and Access” rules. We believe this process expedites stockholders’ receipt of proxy materials, while lowering the costs of our Annual Meeting and conserving natural resources. Beginning on or about June 21, 2024, we mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) to each of our stockholders entitled to notice of, and to vote at, the Annual Meeting, which contains instructions for accessing the attached proxy statement, our Annual Report on Form 10-K for the fiscal year ended September 30, 2023 (“Annual Report”), and voting instructions. The Notice also includes instructions on how you can receive a paper copy of your proxy materials. This proxy statement and the Annual Report are both available online at: https://bridgeline-digital-inc.ir.rdgfilings.com/.

The Board of Directors has fixed the close of business on June 11, 2024 as the record date for the determination of stockholders entitled to vote at the Meeting, and only holders of shares of our Common Stock and Series C Convertible Preferred Stock of record at the close of business on that day will be entitled to vote.

A complete list of stockholders entitled to vote at the Meeting shall be available for examination by any stockholder, for any purpose germane to the Meeting, during ordinary business hours for the ten (10) days prior to the date of the Meeting at the principal executive offices of the Company.

Whether or not you expect to be present at the Meeting, we urge you to vote your shares as promptly as possible over the Internet, by mail or by telephone so that your shares may be represented and voted at the Annual Meeting. The proxy is revocable and will not affect your vote in person in the event you attend the Meeting.

Stockholders requesting physical copies of the proxy materials and the Company’s Annual Report on Form 10-K for its fiscal year ended September 30, 2023 should follow the instructions provided in the Notice. In addition, requests for physical copies may be addressed to Shareholder Relations, Bridgeline Digital, Inc., 150 Woodbury Road – 2nd Floor, Woodbury, New York 11797. These materials will be furnished without charge to any stockholder requesting it.

Important Notice Regarding the Availability of Proxy Materials for the Bridgeline Digital, Inc. 2024 Annual Meeting of Stockholders to be Held on July 31, 2024: This notice of Annual Meeting, the proxy statement for the Annual Meeting and the Company’s Annual Report on Form 10-K for the year ended September 30, 2023 are available at: https://bridgeline-digital-inc.ir.rdgfilings.com/

100 Sylvan Road, Suite G700

Woburn, Massachusetts 01801

(781) 376-5555

Proxy Statement

Annual Meeting of Stockholders

July 31, 2024

The enclosed proxy is solicited by the management of Bridgeline Digital, Inc. (the “Company”) in connection with the Company’s 2024 Annual Meeting of Stockholders (the “Meeting” or the “Annual Meeting”) to be held on July 31, 2024 at 9:00 A.M. Eastern Time at the Company’s New York office located at 150 Woodbury Road – 2nd Floor, Woodbury, New York 11797, and any adjournment thereof. The Board of Directors of the Company (the “Board”) has set the close of business on June 11, 2024 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of, and to vote, at the Meeting.

We have elected to provide access to this year’s proxy materials primarily electronically, via the Internet, under the Securities and Exchange Commission’s “Notice and Access” rules. On or about June 21, 2024, we began mailing Notice of Internet Availability of Proxy Materials (the “Notice”) to stockholders as of the Record Date. The Notice contains instructions for accessing this proxy statement, our Annual Report on Form 10-K for the fiscal year ended September 30, 2023 (“Annual Report”) and instructions for submitting your vote. The Notice also includes instructions on how you may obtain physical copies of the proxy materials for the Meeting.

This proxy statement, the Notice and the Annual Report may also be accessed free of charge online as of June 21, 2024 at: https://bridgeline-digital-inc.ir.rdgfilings.com/.

The Company’s principal executive offices are located at 100 Sylvan Road, Suite G700, Woburn, Massachusetts 01801, and its telephone number at that location is (781) 376-5555.

Eligible stockholders executing and returning their proxy over the internet, by mail or by telephone have the power to revoke their vote at any time before it is exercised by filing a later-dated proxy with, or other communication to, the Secretary of the Company or by attending the Meeting and voting in person.

The proxy will be voted in accordance with your directions:

1.	To elect two (2) director nominees to serve on our Board of Directors for a term of three years;

2.	To hold an advisory vote to approve the compensation of the Company’s named executive officers, as disclosed in the accompanying proxy statement (the “Say-On-Pay” vote);

3.	To ratify the appointment of PKF O’Connor Davies, LLP (“PKF”) as the Company’s independent registered public accounting firm for its fiscal year ending September 30, 2024; and

4.	To vote upon such other matters as may properly come before the Meeting or any adjournment or postponement of the Meeting.

The entire cost of soliciting proxies will be borne by the Company. The costs of solicitation will include the costs of supplying necessary additional copies of the solicitation materials and our Annual Report to beneficial owners of shares held of record by brokers, dealers, banks, trustees, and their nominees, including the reasonable expenses of such record holders for completing the mailing of such materials and Annual Reports to such beneficial owners. Solicitation of proxies may also include solicitation by telephone, fax, electronic mail, or personal solicitations by directors, officers, or employees of the Company. No additional compensation will be paid for any such services. The Company may engage a professional proxy solicitation firm to assist in the proxy solicitation and, if so, will pay such solicitation firm customary fees plus expenses.

Stockholders of record of the Company’s Common Stock and shares of the Company’s Series C Convertible Preferred Stock, par value $0.001 per share (“Series C Preferred”), at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Meeting.

As of the Record Date, there were 10,417,609 shares of Common Stock issued and outstanding, all of which are entitled to vote. Each share of Common Stock outstanding at the close of business on the Record Date is entitled to one vote on each matter that is voted at the Meeting. As of the Record Date, there were 350 shares of Series C Preferred issued and outstanding. Each share of Series C Preferred outstanding at the close of business on the Record Date is entitled to 111.11 votes on each matter that is voted at the Meeting. Therefore, the holders of our outstanding shares of Series C Preferred have an aggregate of 38,889 votes on matters to come before the Meeting, which represents approximately 0.4% of our outstanding voting securities. No holders of any capital stock of the Company are entitled to cumulative voting rights.

Stockholders may vote by proxy over the Internet, over the telephone, or by mail. The procedures for voting by proxy are as follows:

●	To vote by proxy over the Internet, go to www.voteproxy.com to complete an electronic proxy card;

●	To vote by proxy over the telephone, dial the toll-free phone number (1-800-776-9437) listed on your proxy card and following the recorded instructions; or

●	To vote by proxy by mail you must complete, sign and date your proxy card and return it promptly in the envelope provided.

Stockholders of record as of the Record Date may also vote in person at the Meeting.

The representation in person or by proxy of 35% of the stock issued and outstanding and entitled to vote thereat is necessary to establish a quorum for the transaction of all business to come before the Meeting. Abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of establishing a quorum.

Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares present and entitled to vote with respect to any particular matter but will not be counted as a vote in favor of such matter.

A broker non-vote occurs when a broker holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because the broker does not have discretionary voting power and has not received instructions from the beneficial owner. If a stockholder holds shares beneficially in street name and does not provide its broker with voting instructions, the shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf on “non-routine” proposals. Brokers may vote in favor of a proposal in accordance with the rules of The NASDAQ Stock Market, LLC (“Nasdaq”) that govern how brokers may cast such votes on proposals they determine to be routine matters.

The vote required for each proposal and the treatment and effect of abstentions and broker non-votes with respect to each proposal is as follows:

●

Proposal 1: Election of directors. The minimum voting requirement to elect a director is a plurality of the voting shares present or represented by proxy at the Meeting and entitled to vote on the matter as of the Record Date. Therefore, the director nominee who receives the highest number of shares voted “for” their election is elected. “Withhold” votes and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the election of a nominee.

●

Proposal 2: Say-on-Pay advisory vote. The affirmative vote of the holders of a majority of the voting securities present in person or represented by proxy at the Meeting and entitled to vote on the matter as of the Record Date, is necessary to approve, on an advisory basis, the compensation of our named executive officers as described herein. Abstentions are treated as shares present and entitled to vote on the matter and, therefore, will have the same effect as a vote “against” this proposal. Broker non-votes are not considered entitled to vote on this matter and will have no effect on the outcome of this vote.

●

Proposal 3: Ratification of PKF as the Company’s independent registered public accounting firm. The affirmative vote of the holders of a majority of the voting securities present in person or represented by proxy at the Meeting and entitled to vote on the matter as of the Record Date, is necessary to ratify the selection of our auditor. Abstentions are treated as shares present and entitled to vote on the matter and, therefore, will have the same effect as a vote “against” this proposal. There will be no broker non-votes on the ratification of PKF since brokers can vote with discretion on this proposal.

PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of five (5) directors and is divided into three (3) classes. Directors in each class are generally elected to serve for three-year terms that expire in successive years. Each class of directors and the expiration of their respective terms are as follows:

Director Class	Class Members	Expiration of Class Term

Class I	Joni Kahn	2024 Annual Meeting
Class I	Roger “Ari” Kahn	2024 Annual Meeting

Class II	Kenneth Galaznik	2025 Annual Meeting
Class II	Scott Landers	2025 Annual Meeting

Class III	Michael Taglich	2026 Annual Meeting

The Board of Directors’ two (2) current Class I directors, whose terms are currently set to expire at the Meeting, have been nominated for election at the Meeting:

(1)	Joni Kahn
(2)	Roger “Ari” Kahn

If elected, Ms. Kahn and Mr. Kahn (no relation) will hold office for a three-year term expiring at our 2027 annual meeting of stockholders.

Ms. Kahn and Mr. Kahn have each advised management that, if elected, they are able to serve on the Board for the duration of their respective terms. Management has no reason to believe that either nominee will be unable to serve. In the event the nominees become unavailable to serve as a directors, the proxies may be voted for the election of such persons who may be designated by the Board.

Vote Required

Pursuant to our Amended and Restated Bylaws, directors shall be elected by the affirmative vote of a plurality of the voting shares present or represented by proxy at the Meeting, and entitled to vote thereat (meaning that the director nominee who receives the highest number of shares voted “for” their election is elected). “Withhold” votes and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the election of nominees. Unless otherwise instructed or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the election of Ms. Kahn and Mr. Kahn to serve as Class I directors.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote “FOR” the election of Joni Kahn and Roger “Ari” Kahn to serve as Class I directors for a three-year term until the Company’s annual meeting of stockholders to be held in 2027.

Our Board of Directors

The following table lists the names, ages and positions of the individuals who serve as directors of the Company, as of June 11, 2024:

Name	Age	Position with the Company	Director Since
Joni Kahn*	69	Chairperson of the Board, Chair of the Compensation Committee and Member of the Audit and Nominating and Corporate Governance Committees	2012

Kenneth Galaznik*	72	Director, Chair of the Audit Committee and Member of the Compensation Committee	2006

Scott Landers*	53	Director, Chair of Nominating and Corporate Governance Committee and Member of the Audit and Compensation Committees	2010

Michael Taglich	59	Director	2013

Roger Kahn	55	Director, President and Chief Executive Officer	2017

*Independent director as defined under the applicable rules of Nasdaq.

Joni Kahn has been a member of our Board of Directors since April 2012. In May 2015, Ms. Kahn was appointed Chairperson of the Board of Directors. She also serves as the Chair of the Compensation Committee and is a member of the Audit and Nominating and Governance Committees. Ms. Kahn has over thirty years of operating experience with high growth software and services companies with specific expertise in the SaaS (Software as a Service), ERP (Enterprise Resource Planning) Applications, Business Intelligence and Analytics and Cybersecurity segments. From 2013 to 2015, Ms. Kahn was the Senior Vice President of Global Services for Big Machines, Inc., which was acquired by Oracle in October 2013. From 2007 to 2012, Ms. Kahn was Vice President of Services for HP’s Enterprise Security Software group. From 2005 to 2007, Ms. Kahn was the Executive Vice President at BearingPoint where she managed a team of over 3,000 professionals and was responsible for North American delivery of enterprise applications, systems integration and managed services solutions. Ms. Kahn also oversaw global development centers in India, China and the U.S. From 2002 to 2005, Ms. Kahn was the Senior Group Vice President for worldwide professional services for Business Objects, a business intelligence and analytics software maker based in San Jose, CA, where she led the applications and services division that supported that company's transformation from a products company to an enterprise solutions company. Business Objects was acquired by SAP in 2007. From 2000 to 2007, Ms. Kahn was a Member of the Board of Directors for MapInfo, a global location intelligence solutions company. She was a member of MapInfo’s Audit Committee and the Compensation Committee. MapInfo was acquired by Pitney Bowes in 2007. From 1993 to 2000, Ms. Kahn was an Executive Vice President and Partner of KPMG Consulting, where she helped grow the firm’s consulting business from $700 million to $2.5 billion. Ms. Kahn received her B.B.A in Accounting from the University of Wisconsin – Madison. Ms. Kahn brings extensive leadership experience to our Board and our Audit Committee as an experienced senior executive. Ms. Kahn has over thirty years of executive level managerial, operational, and strategic planning experience leading world-class sales, service and support technology organizations. Her service on prior boards also provides financial and governance experience.

The Board of Directors has determined that Ms. Kahn’s vast experience in the technology industry and finance, as well as her executive leadership, makes her qualified to continue as the Chairperson and member of our Board of Directors. In addition, Ms. Kahn also brings extensive leadership experience to our Board and our Audit Committee as an experienced senior executive.

Kenneth Galaznik has been a member of our Board of Directors since 2006. Mr. Galaznik is the Chairman of the Company’s Audit Committee and serves as a member of the Compensation Committee. From 2005 to 2016, Mr. Galaznik was the Senior Vice President, Chief Financial Officer and Treasurer of American Science and Engineering, Inc., a publicly held supplier of X-ray inspection and screening systems with a public market cap of over $200 million. Mr. Galaznik retired from his position at American Science and Engineering on March 31, 2016. From August 2002 to February 2005, Mr. Galaznik was Vice President of Finance of American Science and Engineering, Inc. From November 2001 to August 2002, Mr. Galaznik was self-employed as a consultant. From March 1999 to September 2001, he served as Vice President of Finance at Spectro Analytical Instruments, Inc. and has more than 35 years of experience in accounting and finance positions. Mr. Galaznik holds a B.B.A. degree in accounting from The University of Houston. Mr. Galaznik brings extensive experience to our Board and our Audit Committee as an experienced senior executive, a financial expert, and as a chief financial officer of a publicly-held company.

The Board of Directors has determined that Mr. Galaznik’s deep experience in finance and his executive leadership make him qualified to continue as a member of our Board of Directors.

Scott Landers has been a member of our Board of Directors since 2010. Mr. Landers is the Chair of the Nominating and Corporate Governance Committee and serves as a member of the Audit and Compensation Committees. Mr. Landers was the Chief Executive Officer of Harver, a volume hiring solution enabling global enterprises to hire at scale, from January 2022 to October 2023. From 2016 to July 2021, he was President and Chief Executive Officer of Monotype Imaging Holdings, Inc., and he also held the positions of Chief Operating Officer and Chief Financial Officer from 2008 to 2015. Monotype is a leading provider of fonts and font software, and the company was under both public and private ownership during his tenure. Prior to joining Monotype, from September 2007 until July 2008, Mr. Landers was the Vice President of Global Finance at Pitney Bowes Software, a leading global provider of location intelligence solutions. From 1997 until September 2007, Mr. Landers held several senior finance positions at MapInfo, a publicly held company which was acquired by Pitney Bowes in April 2007. Earlier in his career, Mr. Landers was a Business Assurance Manager with Coopers & Lybrand. Mr. Landers holds a bachelor's degree in accounting from Le Moyne College in Syracuse, N.Y. and a master’s degree in business administration from The College of Saint Rose in Albany, N.Y. Mr. Landers brings extensive experience to our Board and our Audit Committee as an experienced senior executive, a financial expert, and a chief executive officer and a chief financial officer of a publicly-held company.

Our Board of Directors has determined that Mr. Lander’s financial skills, public-company experience, strategic business acumen and executive leadership make him qualified to continue as a member of our Board of Directors.

Michael Taglich has been a member of our Board of Directors since 2013. He is the Chairman and President of Taglich Brothers, Inc., a New York based securities firm which he co-founded in 1992 with his brother Robert Taglich. Taglich Brothers, Inc. focuses on public and private micro-cap companies in a wide variety of industries. He is currently the Chairman of the Board of Mare Island Dry Dock Inc., a privately-held company. He also serves as a director of DecisionPoint Systems Inc. (NYSE/AMEX, DPSI), Air Industries Inc (NYSE/AMEX, AIRI), Intellinetics Inc (NYSE/AMEX INLX) and a number of other private companies. Michael Taglich brings extensive professional experience which spans various aspects of senior management, including finance, operations and strategic planning. Mr. Taglich has more than 35 years of financial industry experience and served on his first public company board over 25 years ago.

Our Board of Directors has determined that Mr. Taglich’s executive strategic business skills in both private and public companies, as well as his experience leading and advising high-growth companies, make him qualified to continue as a member of our Board of Directors.

Roger Kahn has been a member of our Board of Directors since December 2017. Mr. Kahn joined the Company as the Chief Operating Officer in August 2015 and has been our President and Chief Executive Officer since May 2016. Prior to joining Bridgeline Digital, Mr. Kahn co-founded FatWire, a leading content management and digital engagement company. As the General Manager and Chief Technology Officer of FatWire, Mr. Kahn built the company into a global corporation with offices in thirteen countries. FatWire was acquired by Oracle in 2011. Mr. Kahn received his Ph.D. in Computer Science and Artificial Intelligence from the University of Chicago.

Our Board of Directors has determined that Mr. Kahn’s vast experience as a successful entrepreneur in the technology space, as well as his technical and leadership acumen, make him qualified to continue as a member of our Board of Directors.

Our Executive Officers

Following are the name, age and other information for our executive officers, as of June 11, 2024. All Company officers have been appointed to serve until their successors are elected and qualified or until their earlier resignation or removal. Information regarding Roger Kahn, our President and Chief Executive Officer, is set forth above.

Name	Age	Position with the Company

Roger Kahn	55	Director, President and Chief Executive Officer

Thomas R. Windhausen	45	Chief Financial Officer, Treasurer, and Secretary

Thomas Windhausen has served as the Company’s Chief Financial Officer and Treasurer since November 2021, and the Secretary since February 2023. Prior to that he served as the Company’s VP of Finance since October 2021. Mr. Windhausen came to Bridgeline with more than 20 years of experience in both public accounting and industry. Prior to joining the Company, Mr. Windhausen served as a VP of Finance with Comtech Telecommunications Corp. from July 2019 to September 2021, and from June 2011 to June 2019, Mr. Windhausen held various accounting and finance roles with Dealertrack Technologies, Inc., and its successor Cox Automotive Inc. Mr. Windhausen started his career at PricewaterhouseCoopers, where he spent more than 10 years. He received his Bachelor’s of Science degree in Accounting from Le Moyne College in Syracuse, N.Y. and he is a member of the American Institute of Certified Public Accountants and New York State Society of Certified Public Accountants.

There are no family relationships between any of the directors and the Company’s executive officers, including between Ms. Joni Kahn and Mr. Roger Kahn, the Company’s President and Chief Executive Officer.

Certain Relationships and Related Transactions

Item 404(d) of Regulation S-K requires the Company to disclose any transaction or proposed transaction which occurred since the beginning of the two most recently completed fiscal years in which the amount involved exceeds the lesser of $120,000 or one percent (1%) of the average of the Company’s total assets as of the end of the last two completed fiscal years in which the Company is a participant and in which any related person has or will have a direct or indirect material interest. A related person is any executive officer, director, nominee for director, or holder of 5% or more of the Company's Common Stock, or an immediate family member of any of those persons.

In accordance with our Audit Committee charter, our Audit Committee is responsible for reviewing and approving the terms of any related-party transactions. Therefore, any material financial transaction between the Company and any related person would need to be approved by our Audit Committee prior to the Company entering into such transaction.

In October 2013, Mr. Michael Taglich joined the Board of Directors. Michael Taglich is the Chairman and President of Taglich Brothers, Inc., a New York based securities firm. Taglich Brothers, Inc. acted as placement agents for many of the Company’s private offerings and debt issuances. In consideration of previous loans made by Michael Taglich to the Company and the personal guaranty on a former third-party credit facility no longer maintained by the Company, Mr. Taglich has been issued warrants to purchase common stock totaling 1,080 shares at an exercise price of $1,000.00 per share.

In connection with previous private offerings and debt issuances, which occurred prior to the fiscal years presented in these consolidated financial statements, Taglich Brothers, Inc. was granted Placement Agent Warrants to purchase 4,246 shares of common stock at a weighted average price of $321.00 per share and were granted Placement Agent Warrants to purchase 10,926 shares of common stock at a weighted average price of $761.61 per share.

In November 2018, the Company engaged Taglich Brothers, on a non-exclusive basis, to perform advisory and investment banking services to identify possible acquisition target possibilities. Fees for the services were $8 thousand per month for three months and $5 thousand thereafter, cancellable at any time. Taglich Brothers could also earn a success fee ranging from $200,000 for a revenue target acquisition of under $5 million up to $1 million for an acquisition target over $200 million. In connection with the asset purchase of Stantive, Taglich Brothers earned a success fee of $200,000. The services agreement is no longer in place.

Michael Taglich purchased 350 units in the amount of $350,000 of Series C Preferred Stock and associated warrants in the private transaction consummated on March 13, 2019. Mr. Taglich’s purchase was subject to stockholder approval pursuant to the Nasdaq Stock Market Listing 5635(c), for which approval by the stockholders of the Company was obtained on April 26, 2019.

In connection with the Company’s registered direct offering completed in February 2021, the Company issued Taglich Brothers 29,084 Investors warrants. Each warrant to purchase common stock expires five years from the date of issuance and is non-cash exercisable for $3.875 per share beginning six-months from the date of issuance, or February 4, 2021. The warrants expire February 4, 2026.

In connection with the Company’s Series D Preferred Stock registered direct offering and PIPE completed in May 2021, the Company issued Taglich Brothers 53,861 Investors warrants. Each warrant to purchase common stock expires five years from the date of issuance and is non-cash exercisable for $2.850 per share beginning six-months from the date of issuance, or May 14, 2021. The warrants expire May 12, 2026.

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS

The following table sets forth certain information with respect to the beneficial ownership, as of June 11, 2024 (except as otherwise indicated in the footnotes below), of each person whom the Company knew to be the beneficial owner of more than 5% of its common stock. To the knowledge of the Company, each of the shareholders named below has sole or shared power to vote or direct the vote of such shares of common stock or the sole or shared investment power with respect to such shares of common stock, unless otherwise indicated. The information provided in the table is based on the Company’s records, information filed with the SEC and information provided to the Company.

	Common Stock
Name of Beneficial Owner	Number of Shares	Percent of Class (1)
Roger Kahn	1,607,062	14.5%

Per A. Jacobsen (2)	805,000	7.7%

The Vanguard Group (3)	529,971	5.1%

(1) As used in this table, beneficial ownership means the sole or shared power to vote or direct the voting of a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose, or direct the disposition, of a security). A person is deemed as of any date to have beneficial ownership of any security that such person has the right to acquire within 60 days after such date. Percentage ownership is based upon 10,417,609 of common stock outstanding as of June 11, 2024.

(2) This information is based solely on a Schedule 13G/A, filed with the SEC on April 11, 2024. Mr. Jacobsen reported sole dispositive power over 805,000 shares of common stock.  The address for Mr. Jacobsen is P.O. Box 444, Ashton, MD 20861-0444.

(3) This information is based solely on a Schedule 13G, filed with the SEC on February 13, 2024. The Vanguard Group reported sole dispositive power over 529,971 shares of common stock.  The address for The Vanguard Group is 100 Vanguard Blvd, Malvern, PA, 19355.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In computing the number of shares beneficially owned by a person or a group and the percentage ownership of that person or group, shares of our Common Stock issuable upon conversion of outstanding shares of preferred stock and/or upon exercise of options and warrants currently exercisable or exercisable within 60 days after June 11, 2024 (the “Table Date”) are deemed outstanding, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each individual named below is our address: 100 Sylvan Road, Suite G700, Woburn, Massachusetts 01801.

The following tables set forth, as of the Table Date, the beneficial ownership of each of our outstanding voting securities, consisting of our Series C Preferred and Common Stock by (i) each person or group of persons known to us to beneficially own more than 5% of the outstanding shares of the outstanding securities, (ii) each of our directors and named executive officers, and (iii) all of our executive officers and directors as a group. At the close of business on the Table Date, there were 350 shares of Series C Preferred and 10,417,609 shares of our Common Stock issued and outstanding.

Except as indicated in the footnotes to the tables below, each stockholder named in the table has sole voting and investment power with respect to the shares shown as beneficially owned by such stockholder.

This information is based upon information received from or on behalf of the individuals named herein.

Series C Preferred

Name and Address	Number of Shares Owned (1)	Percent of Shares Outstanding
Michael and Claudia Taglich
790 New York Avenue	350	100.00%
Huntington, NY 11743
All current executive officers and directors as a group	350	100.00%

(1)

Holders of Series C Preferred are entitled to vote on all matters presented to our stockholders on an as-converted basis. Each share of Series C Preferred is convertible, at the option of each respective holder, into approximately 111.11 shares of Common Stock.

Common Stock

Name and Address	Number of Shares Owned		Percent of Shares Outstanding

Roger Kahn - President, Chief Executive Officer, and Director	1,607,062	(1)	14.5%

Michael Taglich - Director	339,284	(2)	3.2%

Kenneth Galaznik - Director	138,171	(3)	1.3%

Scott Landers - Director	138,134	(4)	1.3%

Joni Kahn - Director	138,137	(5)	1.3%

Thomas R. Windhausen – Chief Financial Officer and Treasurer	34,166	(6)	0.3%

All current executive officers and directors as a group	2,394,954	(7)	20.3%

(1)

Includes 671,209 shares of Common Stock subject to currently exercisable options (includes options that will become exercisable within 60 days of June 11, 2024). Includes 200,000 shares of restricted stock. Includes 545 shares of Common Stock owned by Mr. Kahn’s spouse.

(2)

Includes 137,632 shares of Common Stock subject to currently exercisable options (includes options that will become exercisable within 60 days of June 11, 2024) and 100,500 shares issuable upon the exercise of warrants, and 38,889 shares issuable upon the exercise of Series C preferred stock Also includes 35 shares of Common Stock and 2 shares issuable upon the exercise of warrants owned by Mr. Taglich’s spouse.

(3)	Includes 137,572 shares of Common Stock subject to currently exercisable options (includes options that will become exercisable within 60 days of June 11, 2024).

(4)

Includes 137,572 shares of Common Stock subject to currently exercisable options (includes options that will become exercisable within 60 days of June 11, 2024). Includes 8 shares of Common Stock owned by Mr. Lander’s children.

(5)	Includes 137,572 shares of Common Stock subject to currently exercisable options (includes options that will become exercisable within 60 days of June 11, 2024).

(6)	Includes 34,166 shares of Common Stock subject to currently exercisable options (includes options that will become exercisable within 60 days of June 11, 2024).

(7)

Includes 1,255,723 shares of Common Stock subject to currently exercisable options (includes options that will become exercisable within 60 days of June 11, 2024), and 139,389 other issuable shares including warrants and preferred stock.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table sets forth the total compensation paid or accrued for the fiscal years ended September 30, 2023 and September 30, 2022 for our principal executive officer who were serving as executive officers as of September 30, 2023. We refer to these officers as our named executive officers.

Name and Principal Position	Fiscal Year End	Salary	Bonus	Stock Awards	Option Awards (1)	Non-Equity Incentive Plan Compensation Earnings	All Other Compensation (2)	Total
Roger Kahn	2023	$400,000	$164,141	$-	$265,044	$-	$21,808	$850,993
CEO and Director	2022	$338,750	$150,578	$258,000	$516,482	$-	$21,804	$1,285,613

Thomas Windhausen	2023	$251,250	$35,669	$-	$26,504	$-	$21,804	$335,227
Chief Financial Officer and Treasurer	2022	$240,000	$39,135	$-	$-	$-	$19,426	$298,561

(1)	These columns represent the grant date fair value of the awards as calculated in accordance with FASB ASC 718 (Stock Compensation).

(2)	The amounts for 2023 include compensation under the following plans and programs:

	Roger Kahn	Thomas Windhausen
Health insurance premiums	$21,379	$21,379
Life insurance premiums	429	425
Total	$21,808	$21,804

Pay vs Performance

This section is included to comply with the provisions of Item 402(v) of Regulation S-K. In the table and footnotes below, “PEO” refers to our principal executive officer, Roger Kahn.

Pay vs. Performance Table

(a)	(b)	(c)	(d)	(e)	(f)	(h)
Year	Summary compensation table total for PEO	Compensation actually paid to PEO	Average summary compensation table total for non-PEO NEOs (1)	Average compensation actually paid to non-PEO NEOs (1)	Value of initial fixed $100 investment based on Registrant TSR	Net income (loss) (in thousands)
2023(2)	$850,993	$191,221	$335,227	$299,123	$63	$(9,435)
2022	$1,285,613	$23,943	$298,561	$203,474	$32	$2,145

(1)

Reflects average compensation amounts for our non-PEO named executive officers for the respective years shown. Thomas Windhausen is the non-PEO named executive officer for the 2023 and 2022 years presented.

(2)	The following table summarizes the adjustments from summary table total compensation to compensation actually paid:

	PEO		Non-PEO NEOs
	2023	2022	2023	2022
Summary Compensation Table (SCT) Total	$850,993	$1,285,613	$335,227	$298,561
2021 Bonus paid in 2022	-	63,021	-	-
2022 Bonus paid in 2023	99,188	(99,188)	22,317	(22,317)
2023 Bonus paid in 2024	(164,141)	-	(15,452)	-
Deduction for amounts reported under the "Stock Awards" and "Option Awards" columns in the SCT	(265,044)	(774,482)	(26,504)	-
Reduction for fair value, as of the end of the year, of awards granted during the year, that remain unvested as of year-end	(109,582)	(137,131)	(7,851)	-
Reduction for change in fair value from prior year-end to current year-end of awards granted prior to that year, that were outstanding and unvested as of year-end	(171,755)	(201,643)	(3,950)	(48,514)
Reduction for fair value as of the vesting dates for awards granted during the year, that vest during the year	(6,779)	(24,392)	(714)	-
Reduction for change in fair value from prior year-end to vesting date of awards granted prior to that year, that vested during year	(41,659)	(87,855)	(3,950)	(24,257)
Deduction for fair value of awards granted prior to year that were forfeited during year	-	-	-	-
Compensation actually paid	$191,221	$23,943	$299,123	$203,474

Stock option grant date fair values are calculated based on the Black-Scholes option pricing model as of the grant date. Adjustments have been made using stock option fair values as of each measurement date using the stock price as of the measurement date and updated assumptions (i.e., term, volatility, risk free rates) as of the measurement date. The change in stock price was the primary driver for the adjustments in the table above.

The following table presents a comparison of our actual compensation paid to NEOs versus our total stockholder return, net losses and sales:

	2023	2022	Change
Total stockholder return (change in stock price)	$(0.48)	$(2.80)	83%
Net (loss) income (in thousands)	$(9,435)	$2,145	(540%)
Actual compensation paid to NEOs	$490,345	$227,417	116%

During the year ended September 30, 2023, the Company recognized a goodwill impairment charge of $7,517 thousand.

During the year ended September 30, 2023, the Company recognized income from a change in fair value of warrants of $575 thousand.

During the year ended September 30, 2022, the Company recognized income from a change in fair value of warrants of $3,655 thousand.

Employment Agreements

Roger Kahn

On August 24, 2015, Mr. Roger “Ari” Kahn joined Bridgeline Digital, Inc. as the Company’s Chief Operating Officer. On December 1, 2015, Mr. Kahn and another were named Co-Interim Chief Executive Officers and Presidents and assumed the responsibilities of the Office of the Chief Executive Officer and President. On May 6, 2016, the Company appointed Mr. Kahn as President and Chief Executive Officer, effective May 10, 2016. Mr. Kahn’s employment agreement was amended and reported on Form 8-K filed with the SEC on May 13, 2016.

A new employment agreement was entered into on September 13, 2019 by and between the Company and Mr. Kahn. The principal change to Mr. Kahn’s employment agreement, is that it will automatically renew each fiscal year unless the Company provides written notice of its intent not to renew such employment agreement at least sixty (60) days in advance of the Company’s fiscal year rather than the employment agreement only renewing upon notice from the Company. In furtherance of Mr. Kahn’s employment with the Company, a first amendment to Mr. Kahn, which amended the September 12, 2019 employment agreement, entitles Mr. Kahn to an annual salary of $330,000 starting on the date of the amendment and an annual bonus of $137,500.

On August 18, 2022, an amendment to the employment agreement between the Company and Mr. Kahn was made, effective August 14, 2022 (the “Second Amendment”). The Second Amendment provides for the following: (i) an increase in Mr. Kahn’s annual salary to $400,000; (ii) the opportunity for Mr. Kahn to earn a periodic incentive bonus, subject to his satisfaction of certain performance metrics; and (iii) the Company’s right, but not its obligation, to issue discretionary equity incentive awards to Mr. Kahn, subject to applicable award agreements, equity incentive plans, and other such applicable terms, restrictions, and provisions. In connection with the Second Amendment, Mr. Kahn was given the opportunity to earn a $100,000 bonus with respect to the second half of fiscal 2022 and was awarded 200,000 shares of restricted stock (the “Restricted Stock Award”), pursuant to the Company’s 2016 Stock Incentive Plan. Mr. Kahn’s Restricted Stock Award vests in quarterly installments over a three year period. Mr. Kahn will also have the opportunity to earn one or more future incentive bonuses aggregating $200,000 for each year. All other terms of Mr. Kahn’s employment agreement, as amended are unchanged.

Thomas R. Windhausen

Effective November 30, 2021, Thomas R. Windhausen was appointed by the Company’s Board of Directors as Chief Financial Officer and Treasurer of the Company. The Company and Mr. Windhausen entered into an employment agreement (the “Employment Agreement”), effective November 30, 2021 through September 30, 2022, unless extended by mutual agreement of the Company and Mr. Windhausen, whereby he will receive $240,000 base salary and the ability to earn a bi-annual incentive bonus of $22,500, which incentive bonus may be awarded to Mr. Windhausen at the discretion of the Company’s Compensation Committee. The Employment Agreement also provides that Mr. Windhausen will be eligible to participate in all other employee benefits plans and programs, and, in the event Mr. Windhausen’s employment is terminated by the Company without cause, he is entitled to receive severance benefits.

Outstanding Equity Awards at Fiscal 2023 Year-End

The following table sets forth information concerning outstanding stock options for each named executive officer as of September 30, 2023.

Name	Grant Date		Number of Securities Underlying Unexercised Options Exercisable (1)	Number of Securities Underlying Unexercised Options Unexercisable (1)	Exercise Price ($/sh)	Option Expiration Date

Roger Kahn	8/24/2015	(1)	800	-	$287.50	8/24/2025
	8/19/2016	(1)	4,446	-	$205.00	8/19/2026
	11/20/2019	(1)	249,353	-	$1.40	11/20/2029
	4/14/2022	(2)	181,000	181,000	$1.85	4/14/2032
	6/30/2023	(2)	25,000	275,000	$1.18	6/30/2033
	Total		460,599	556,000

Thomas R. Windhausen	9/30/2021	(1)	20,000	10,000	$4.11	9/30/2031
	6/30/2023	(3)	2,500	27,500	$1.18	6/30/2033
	Total		22,500	87,500

(1)	Shares vest in equal installments upon the anniversary date of the grant over three years.
(2)	Shares vest in equal installments on a monthly basis over three years.
(3)	Shares vest in equal installments on a quarterly basis over three years.

Roger Kahn also holds 200,000 shares of restricted stock granted which were granted in August 2022 and which vest in quarterly installments over a three year period. As of September 30, 2023, 133,336 remained restricted.

Equity Compensation Plans

We maintain a number of equity compensation plans for employees, officers, directors and other entities and individuals whose efforts contribute to our success. The table below sets forth certain information as of our fiscal year ended September 30, 2023, regarding the shares of our Common Stock available for grant or granted under our equity compensation plans.

	Equity Compensation Plan Information

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column a)
Plan category	(a)	(b)	(c)

Equity compensation plans approved by security holders	1,831,515	$2.56	315,422

Equity compensation plans not approved by security holders (1)	1,757,629	3.64	-

Total	3,589,144	$-	315,422

(1)	At September 30, 2023, there were 1,757,629 total warrants outstanding.

Director Compensation

The non-employee members of our Board of Directors are compensated as follows:

●	Compensation. Each outside director receives an annual retainer of $23,000.

●

Committee Chair Bonus. The Chair of the Board of Directors receives an additional annual fee of $10,000. The Chair of the Audit Committee receives an additional annual fee of $10,000. The Chairs of the Compensation Committee and Nominating and Corporate Governance Committee each receive an additional annual fee of $5,000.

●

Audit Committee. Members of the Audit Committee receive additional annual compensation of $3,000.

Fees are paid quarterly. Other directors who serve on our standing committees, other than the Audit Committee, do not receive additional compensation for their committee services.

Director Compensation Table

The following table provides information on the total compensation earned by each non-employee director of the Company for the fiscal year ended September 30, 2023:

	Fees Earned			Non-Equity
	or Paid in	Stock	Option	Incentive Plan	All Other
Director	Cash (1)	Awards	Awards (2)	Compensation	Compensation	Total
Ken Galaznik	$28,000	$-	50,000	$-	$-	$78,000
Joni Kahn	36,000	-	50,000	-	-	86,000
Scott Landers	26,000	-	50,000	-	-	76,000
Michael Taglich	18,000	-	50,000	-	-	68,000
Total	$108,000	-	200,000	$-	$-	$308,000

The following table sets forth information concerning the cash compensation paid to our non-employee directors during the fiscal year ended September 30, 2023.

	Annual	Board
Director	Retainer	Meetings	Chairman	Additional	Total
Ken Galaznik	$12,000	$6,000	$10,000	$-	$28,000
Joni Kahn	12,000	6,000	15,000	3,000	36,000
Scott Landers	12,000	6,000	5,000	3,000	26,000
Michael Taglich	12,000	6,000	-	-	18,000
Total	$48,000	$24,000	$30,000	$6,000	$108,000

OTHER INFORMATION CONCERNING THE COMPANY AND THE BOARD OF DIRECTORS

Meetings of the Board of Directors

During the Company’s fiscal year ended September 30, 2023, the Board of Directors held six (6) meetings. During fiscal 2023, each director attended each meeting. The Company encourages Board members to attend the Annual Meeting.

Structure of the Board of Directors

The Board of Directors has determined that it is beneficial for the Company to separate the offices of Chief Executive Officer and Chairperson of the Board in order to allow the Chief Executive Officer to focus on the Company’s operations and execution of its business plan while the Chairperson of the Board would focus on the Company’s strategic plan. Ms. Joni Kahn, an independent director, was appointed as Chairperson of the Board in May 2015.

The Board of Directors’ Role in Risk Oversight

The Board of Directors oversees our risk management process. This oversight is primarily accomplished through the Board of Directors’ committees and management’s reporting processes, including receiving regular reports from members of senior management on areas of material risk to the company, including operational, financial and strategic risks. The Audit Committee focuses on risks related to accounting, internal controls, and financial and tax reporting and related party transactions. The Audit Committee also assesses economic, business, and cyber security risks and monitors compliance with ethical standards. The Compensation Committee identifies and oversees risks associated with our executive compensation policies and practices.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s executive officers, directors and persons who beneficially own more than 10% of a registered class of the Company’s equity securities to file certain reports regarding ownership of, and transactions in, the Company’s securities with the Securities and Exchange Commission. These officers, directors and stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports that they file with the SEC. Based solely on a review of the copies of such forms and amendments thereto received by it, the Company believes that during the fiscal year ended September 30, 2023, all Section 16(a) filing requirements applicable to our officers, directors, and greater than 10% beneficial owners have been met, with the exception of two Form 4s for Roger Kahn that were both inadvertently filed untimely, disclosing four transactions and three transactions, respectively.

Code of Conduct and Ethics

The Company’s Board of Directors has adopted a Code of Ethics within the meaning of Item 406(b) of Regulation S-K of the Securities Act that applies to all of the Company’s officers and employees, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics codifies the business and ethical principles that govern the Company's business. A copy of the Code of Ethics is available on the Company's website www.bridgeline.com. The Company intends to post amendments to or waivers from its Code of Ethics (to the extent applicable to its principal executive officer, principal financial officer or principal accounting officer) on its website. The Company’s website is not part of this proxy statement.

Pledging and Hedging Policies

Under the terms of the Company's Insider Trading Policy, executive officers and directors are prohibited from: (i) engaging in short sales of Company securities; (ii) trading in call or put options involving Company securities and other derivative securities; (iii) holding Company securities in a margin account; (iv) pledging Company securities to secure loans; (v) hedging or monetization transactions, or similar arrangements with respect to Company securities.

Executive Compensation Clawback Policy

The Company has adopted an executive compensation recovery policy that requires the recovery of certain erroneously paid incentive compensation received by our Section 16 officers in the event of an accounting restatement, as required by the Dodd-Frank Act, SEC rules, and applicable Nasdaq listing standards.

Communications with the Board of Directors

The Company encourages stockholder communications with the Board of Directors. Interested persons may directly contact any individual member of the Board of Directors by contacting Shareholder Relations, Bridgeline Digital, Inc., 150 Woodbury Road – 2nd Floor, Woodbury, New York 11797.

COMMITTEES OF THE BOARD OF DIRECTORS

The Company has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.

Audit Committee

The Audit Committee assists the Board in the oversight of the audit of our consolidated financial statements and the quality and integrity of our accounting, auditing and financial reporting processes. The Audit Committee is responsible for making recommendations to the Board concerning the selection and engagement of independent registered public accountants and for reviewing the scope of the annual audit, audit fees, results of the audit and auditor independence. The Audit Committee also reviews and discusses with management and the Board such matters as accounting policies, internal accounting controls and procedures for preparation of financial statements. Our Audit Committee is comprised of Mr. Galaznik (Chair), Ms. Kahn and Mr. Landers. Our Board has determined that each of the members of the Audit Committee meet the criteria for independence under the standards provided by the Nasdaq Stock Market. The Board of Directors has adopted a written charter for the Audit Committee. A copy of such charter is available on the Company’s website, www.bridgeline.com. During fiscal 2023, the Audit Committee met four (4) times. Each member of the Audit Committee attended each such meeting. The Chairman of the Audit Committee was present at all meetings.

Our Board has also determined that Mr. Galaznik and Mr. Landers both qualify as an “audit committee financial expert” as defined under Item 407(d)-(5) of Regulation S-K and as an independent director as defined by the applicable Nasdaq listing standards.

Compensation Committee

The Compensation Committee evaluates the performance of our senior executives, considers the design and competitiveness of our compensation plans, including the review of independent research and data regarding compensation paid to executives of public companies of similar size and geographic location, reviews and approves senior executive compensation and administers our equity compensation plans. In addition, the Committee also conducts reviews of executive compensation to ensure compliance with Section 162(m) of the Internal Revenue Code of 1986, as amended. Our Compensation Committee is comprised of Ms. Kahn (Chair), Mr. Galaznik and Mr. Landers, all of whom are independent directors. The Board of Directors has adopted a written charter for the Compensation Committee. A copy of such charter is available on the Company’s website, www.bridgeline.com. During fiscal 2023, the Compensation Committee met two (2) times and acted one (1) time by unanimous written consent.

Nominating and Corporate Governance Committee

The Nominating and Governance Committee identifies candidates for future Board membership and proposes criteria for Board candidates and candidates to fill Board vacancies, as well as a slate of directors for election by the stockholders at each annual meeting. The Nominating and Governance Committee also annually assesses and reports to the Board on Board and Board Committee performance and effectiveness and reviews and makes recommendations to the Board concerning the composition, size and structure of the Board and its committees. A copy of such charter is available on the Company’s website, www.bridgeline.com. Our Nominating and Governance Committee is comprised of Mr. Landers (Chair) and Ms. Kahn, each of whom are independent directors. During fiscal 2023, the Nominating and Governance Committee met three (3) times.

PROPOSAL 2

ADVISORY VOTE TO APPROVE THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

Pursuant to Section 14A of the Exchange Act, we provide our stockholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC.

Our executive compensation programs are designed to attract, motivate, and retain our named executive officers, who are critical to our success, and to reward our named executive officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased total stockholder return. We seek to closely align the interests of our named executive officers with the interests of our stockholders, and our Compensation Committee regularly reviews named executive officer compensation to ensure such compensation is consistent with our goals.

Accordingly, we ask our stockholders to vote on the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders of Bridgeline Digital, Inc. (the “Company”), approve, on an advisory basis, the compensation of its named executive officers, as disclosed in the Company’s Proxy Statement for the 2024 Annual Meeting of Stockholders, pursuant to Item 402 of Regulation S-K, including the accompanying tabular disclosure regarding named executive officer compensation and the corresponding narrative disclosure and footnotes.”

This vote is advisory, which means that the vote on executive compensation is not binding on the Company, our Board of Directors, or the Compensation Committee of the Board of Directors. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC. To the extent there is a significant vote against our named executive officer compensation as disclosed in this proxy statement, the Compensation Committee will evaluate whether any actions are necessary to address our stockholders’ concerns.

Vote Required

This Say-on-Pay vote is a non-binding, advisory vote. However, you are entitled to vote “for,” “against,” or “abstain” for this Say-on-Pay proposal. Abstentions will have the same effect as a vote “against” this proposal, and broker non-votes will have no effect on the vote for this proposal.

Recommendation of the Board of Directors

The Board of Directors recommends that stockholders vote “FOR” the advisory resolution above, approving of the compensation paid to the Company’s named executive officers.

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

PKF O’Connor Davies, LLP (“PKF”) has acted as the Company’s independent registered public accounting firm for the fiscal years ended September 30, 2023 and 2022. Neither the Company’s bylaws nor the governing documents or law require stockholder ratification of the selection of PKF as the Company’s independent registered public accounting firm. However, this proposal is being submitted as a matter of good corporate practice. If the stockholders do not ratify PKF, the appointment of another firm of independent certified public accountants may be considered by the Company’s Audit Committee. Even if PKF is ratified, the Company’s Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that doing so is in the best interests of the Company and its stockholders.

During the fiscal years ended September 30, 2023 and September 30, 2022, neither the Company, nor any party on behalf of the Company, consulted with PKF regarding either (a) the application of accounting principles to a specified transaction, either completed or proposed, or the audit opinion that might be rendered regarding the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that PKF concluded was an important factor considered by the Company in deciding on any accounting, auditing or financial reporting issue, or (b) any matter subject of any “disagreement” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

Upon the recommendation of the Audit Committee, the Board of Directors appointed PKF to audit the consolidated financial statements of the Company for the fiscal year ending September 30, 2024, and hereby recommends that the stockholders ratify such appointment.

As previously stated, the Board may terminate the appointment of PKF as the Company’s independent registered public accounting firm without the approval of the Company’s stockholders whenever the Board of Directors deems such termination necessary or appropriate.

Representatives of PKF will be present at the Annual Meeting or available by telephone and will have an opportunity to make a statement if they so desire and to respond to appropriate questions from stockholders.

The table below shows the aggregate fees that the Company paid or accrued for the audit and other services provided by PKF for the fiscal years ended September 30, 2023 and September 30, 2022.  The Company did not engage its independent registered public accounting firm during either of the fiscal years ended September 30, 2023 or September 30, 2022 for any other non-audit services.

Type of Service	Amount of Fee for Fiscal Year Ended
	September 30,	September 30,
	2023	2022
Audit Fees	$245,500	$243,050
Audit-Related Fees	—	—
Tax Fees	—	—
Total	$245,500	$243,050

Audit Fees. This category includes fees for the audits of the Company’s annual financial statements, review of financial statements included in the Company’s Quarterly Reports on Form 10-Q and services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the relevant fiscal years.

Audit-Related Fees. This category consists of audits performed in connection with certain acquisitions.

Tax Fees. This category consists of professional services rendered for tax compliance, tax planning and tax advice.

There were no other fees paid or accrued to PKF during the fiscal years ended September 30, 2023 or September 30, 2022.

Audit Committee Pre-Approval Policies and Procedures.

Before an independent public accounting firm is engaged by the Company to render audit or non-audit services, the engagement is approved by the Audit Committee. Our Audit Committee has the sole authority to approve the scope of the audit and any audit-related services as well as all audit fees and terms. Our Audit Committee must pre-approve any audit and non-audit related services by our independent registered public accounting firm. During our fiscal year ended September 30, 2023, no services were provided to us by our independent registered public accounting firm other than in accordance with the pre-approval procedures described herein.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee consists of three independent directors, all of whom are “independent directors” within the meaning of the applicable rules of the SEC and Nasdaq’s listing standards. The Audit Committee’s responsibilities are as described in a written charter adopted by the Board of Directors, a copy of which is available on the Company’s website at www.bridgeline.com.

The Audit Committee has reviewed and discussed the Company’s audited financial statements for fiscal 2023 with management and with the Company’s independent registered public accounting firm, PKF O’Connor Davies, LLP. The Audit Committee has discussed with PKF O’Connor Davies, LLP the matters required to be discussed by Auditing Standard 1301, as adopted by the Public Company Accounting Oversight Board relating to the conduct of the audit. The Audit Committee has received the written disclosures and the letter from PKF O’Connor Davies, LLP required by the Public Company Accounting Oversight Board in Ethics and Independence Rule 3526, Communications with Audit Committees Concerning Independence, and has discussed with PKF O’Connor Davies, LLP its independence.

Based on the Audit Committee’s review of the audited financial statements and the review and discussions described in the foregoing paragraph, the Audit Committee recommended to the Board of Directors that the audited financial statements for fiscal 2023 be included in the Company’s Annual Report on Form 10-K for filing with SEC.

Submitted by the members of the Audit Committee:

Kenneth Galaznik, Chairman

Scott Landers

Joni Kahn

The information contained above under the caption “Report of the Audit Committee of the Board of Directors” shall not be deemed to be soliciting material or to be filed with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference into such filing.

Vote Required

Ratification of PKF as the Company’s independent auditors for the fiscal year ending September 30, 2024 requires the affirmative vote of the holders of a majority of the voting securities present in person or represented by proxy and entitled to vote on the matter (meaning that of the voting securities represented at the Meeting and entitled to vote, a majority of them must be voted “for” this proposal for it to be approved). Abstentions will have the same effect as a vote “against” this proposal. There will be no broker non-votes on the ratification of PKF since brokers can vote with discretion on this proposal.

Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the ratification of PKF as the Company’s independent auditors for the fiscal year ending September 30, 2024.

Recommendation of the Board of Directors

The Board of Directors recommends that stockholders vote “FOR” the ratification of PKF O’Connor Davies, LLP as our independent auditors for the fiscal year ending September 30, 2024.

Other Matters

The Board of Directors has no knowledge of any other matters which may come before the Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares of Common Stock represented by the accompanying proxy in accordance with their best judgment.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are stockholders of the Company will be “householding” the Company’s proxy materials. A single set of the Company’s proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of the Company’s proxy materials, please notify your broker or direct a written request to the Company at 150 Woodbury Road – 2nd Floor, Woodbury, New York 11797. The Company undertakes to deliver promptly, upon any such oral or written request, a separate copy of its proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. Stockholders who currently receive multiple copies of the Company’s proxy materials at their address and would like to request “householding” of their communications should contact their broker, bank or other nominee, or contact the Company at the above address or phone number.

Stockholder Proposals and Recommendations for Director

In accordance with the rules established by the SEC, any stockholder of the Company who wishes to present a proposal pursuant to Rule 14a-8 under the Exchange Act to be considered for inclusion in the Company’s proxy statement for such meeting must deliver such proposal in writing to the Company no later than 120 days before the anniversary of this proxy statement. Such proposals should be mailed to: Secretary, Bridgeline Digital, Inc., 100 Sylvan Road – Suite G700, Woburn, MA 01801, on or before February 1, 2025. To be included in the Company’s proxy statement, the proposal must comply with the applicable requirements established by the SEC, our Bylaws, and Delaware Law.

Stockholders wishing to submit proposals to be presented at the next annual meeting or nominate individuals to our Board of Directors must comply with the respective submission requirements and deadlines set forth in our Bylaws. To be considered timely, a stockholder proposal must generally be received by our corporate secretary at our principal executive offices not before April 1, 2025 or after May 1, 2025. With respect to other stockholder proposals, management will be able to vote proxies in its discretion if the Company does not receive notice of the proposal prior to the close of business on May 1, 2025.

In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees (other than the Company’s nominees) must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than July 1, 2025.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE READ THE ACCOMPANYING PROXY STATEMENT AND THEN VOTE BY INTERNET, TELEPHONE OR E-MAIL AS PROMPTLY AS POSSIBLE.  VOTING PROMPTLY WILL SAVE US ADDITIONAL EXPENSE IN SOLICITING PROXIES AND WILL ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.

By order of the Board of Directors,

/s/ Joni Kahn
Joni Kahn
Chairperson of the Board of Directors

2024 ANNUAL MEETING OF STOCKHOLDERS OF

BRIDGELINE DIGITAL, INC.

July 31, 2024

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at https://bridgeline-digital-inc.ir.rdgfilings.com/

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20230300000000000000 4 073124

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect the following nominees as director:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ Joni Kahn
○ Roger "Ari" Kahn

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

This Proxy is solicited on behalf of the Board of Directors, and when properly executed will be voted as directed herein. If no direction is given, this Proxy will be voted FOR Proposals 1, 2 and 3.

Signature of Stockholder ____________ Date: ______ Signature of Stockholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

BRIDGELINE DIGITAL, INC.

100 Sylvan Road, Suite G-700

Woburn, Massachusetts 01801

The undersigned, revoking all proxies, hereby appoints Roger E. Kahn and Thomas R. Windhausen and each of them, proxies with power of substitution to each, for and in the name of the undersigned to vote all shares of Common Stock of Bridgeline Digital, Inc. (the "Company") which the undersigned would be entitled to vote if present at the 2024 Annual Meeting of Stockholders of the Company to be held on July 31, 2024, at 9:00 A.M. at the Company's New York office located at 150 Woodbury Road, Woodbury, New York and any adjournments thereof, upon the matters set forth in the Notice of Annual Meeting.

Completed proxies should be delivered to the Company's New York office located at 150 Woodbury Road, Woodbury, New York 11797.

The undersigned acknowledges receipt of the Notice of Annual Meeting, Proxy Statement and the Company's Annual Report.

(Continued and to be signed on the reverse side)

1.1 14475

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting of

BRIDGELINE DIGITAL, INC.

To Be Held On:

July 31, 2024, at 9:00 A.M.

at 150 Woodbury Road, Woodbury, New York 11797

COMPANY NUMBER	
ACCOUNT NUMBER	
CONTROL NUMBER	

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before July 17, 2024.

Please visit https://bridgeline-digital-inc.ir.rdgfilings.com/, where the following materials are available for view:

- Notice of Annual Meeting of Stockholders
- Proxy Statement
- Form of Electronic Proxy Card
- Annual Report on Form 10-K

TO REQUEST MATERIAL:

TELEPHONE: 888-Proxy-NA (888-776-9962) or 201-299-6210 (for international callers)

E-MAIL: help@equiniti.com

WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials

TO VOTE:

ONLINE: To access your online proxy card, please visit **www.voteproxy.com** and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit **www.voteproxy.com** to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

1. To elect the following nominees as director.

NOMINEES:
Joni Kahn
Roger "Ari" Kahn

Please note that you cannot use this notice to vote by mail.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3.